Supplement dated June 25, 2018 to the
Focus Variable Annuity Prospectus dated May 1, 2011, as supplemented

Effective July 2, 2018, Deutsche Investment Management Americas Inc., the investment advisor to the below referenced fund, will be renamed DWS Investment Management Americas, Inc.

In addition, the following Deutsche fund will be renamed. Accordingly, any reference to the following Old Fund Name in the prospectus should be replaced with the corresponding New Fund Name as described below.

Old Fund Name	New Fund Name
Deutsche Small Cap Index VIP	DWS Small Cap Index VIP